Exhibit 99.4

TEEN EDUCATION GROUP, INC.
UNAUDITED PRO FORMA CONSOLODATED
FINANCIAL STATEMENTS
JUNE 30, 2010

TEEN EDUCATION GROUP, INC.
INDEX TO UNAUDITED PRO FORMA CONSOLODATED
FINANCIAL STATEMENTS

PAGE (S)

Pro Forma Consolidated Balance Sheet as of June 30, 2010 (Unaudited)	1

Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010 (Unaudited)	2

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009 Year Ended (Unaudited)	3

Notes to Consolidated Pro Forma Financial Statements (Unaudited)	4-5

TEEN EDUCATION GROUP, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2010
(UNAUDITED)

		Hongkong Charter	Pro Forma		Pro Forma
	Teen Education	International Group Limited	Adjustments		Consolidated Total
ASSETS

Current assets:
Cash & cash equivalents	$-	$2,786,069			$2,786,069
Accounts receivable, net of allowance for doubtful accounts	-	1,148,177			1,148,177
Other receivables, net of allowance for doubtful accounts	-	171,341			171,341
Inventories	-	3,676,681			3,676,681
Value added tax recoverable	-	237,292			237,292
Advance to vendors	-	1,037,363			1,037,363
Prepaid expenses	-	52,037			52,037
Loan to outside parties		1,327,159			1,327,159

Total current assets	-	10,436,119			10,436,119

Property, plant and equipment, net	-	310,280			310,280

Total Assets	$-	$10,746,399			$10,746,399

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Short-term loans	$-	$3,686,554			$3,686,554
Accounts payable	2,500	748,310	(2,500	)a	748,310
Officers advances	22,453	-	(22,453	)a	-
Advance from customers	-	103,978			103,978
Accrued expenses and other liabilities	-	10,462			10,462
Taxes payable	-	59,578			59,578
Due to related parties	-	5,936,768			5,936,768

Total current liabilities	24,953	10,545,650			10,545,650

Total Liabilities	24,953	10,545,650			10,545,650

Stockholders' equity
Preferred Stock, $0.01 par value, 5,000,000 shares authorized, none issued or outstanding at June 30, 2010	-	-			-
Common Stock, $0.001 par value, 100,000,000 shares authorized, 2,500,000 shares issued and outstanding at June 30, 2010	2,250	-	250	a,b	2,500
Additional paid-in capital	27,750	144,697	(30,249	) a,b	142,197
Retained earnings (deficit)	(54,953)	56,876	54,953	a,b	56,876
Accumulated other comprehensive loss	-	(824)			(824)

Total stockholders' equity	(24,953)	200,749			200,749

Total Liabilities and Stockholders' Equity	$-	$10,746,399			$10,746,399

The accompanying notes are an integral part of these condensed consolidated financial statements

TEEN EDUCATION GROUP, INC
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED)

		Hongkong Charter	Pro Forma		Pro Forma
	Teen Education	International Group Limited	Adjustments		Consolidated Total

Revenues	$-	$2,988,534			$2,988,534

Cost of revenue	-	2,333,577			2,333,577

Gross profit	-	654,957			654,957

Operating expenses
Selling, general and administrative expenses	5,770	617,879	(5,770	) a	617,879
Total operating expenses	5,770	617,879			617,879

Operating income (loss)	(5,770)	37,078			37,078
					-
Other expenses					-
Interest expenses	-	(7,395)			(7,395)
Other expenses	-	46,201			46,201
Total other expense	-	38,806			38,806

Income before income taxes	(5,770)	75,884			75,884

Provision for income taxes	-	(9,755)			(9,755)

Net income (loss)	$(5,770)	$85,639			$85,639

Other comprehensive loss
Foreign currency translation adjustment	-	(824)			(824)

Comprehensive income (loss)	$(5,770)	$84,815			$84,815

Basic and diluted income per common share
Basic	$(0.00)	$84.81			$0.03
Diluted	$(0.00)	$84.81			$0.03

Weighted average common shares outstanding
Basic	2,250,000	1,000			2,500,000
Diluted	2,250,000	1,000			2,500,000

The accompanying notes are an integral part of these condensed consolidated financial statements

TEEN EDUCATION GROUP, INC
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)

		Hongkong Charter	Pro Forma		Pro Forma
	Teen Education	International Group Limited	Adjustments		Consolidated Total

Revenues	$-	$2,683,808			$2,683,808

Cost of revenue	-	1,717,486			1,717,486

Gross profit	-	966,322			966,322

Operating expenses
Selling, general and administrative expenses	8,335	744,737	(8,335	) a	744,737
Total operating expenses	8,335	744,737			744,737

Operating income (loss)	(8,335)	221,585			221,585

Other expenses
Interest expenses	-	(2,239)			(2,239)
Other expenses	-	(55,788)			(55,788)
Total other expense	-	(58,027)			(58,027)

Income before income taxes	(8,335)	163,558			163,558

Provision for income taxes	-	75,021			75,021

Net income (loss)	$(8,335)	$88,537			$88,537

Other comprehensive loss
Foreign currency translation adjustment	-	(438)			(438)

Comprehensive income (loss)	$(8,335)	$88,099			$88,099

Basic and diluted income per common share
Basic	$(0.00)	$88.10			$0.04
Diluted	$(0.00)	$88.10			$0.04

Weighted average common shares outstanding
Basic	2,250,000	1,000			2,500,000
Diluted	2,250,000	1,000			2,500,000

The accompanying notes are an integral part of these condensed consolidated financial statements

TEEN EDUCATION GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BASIS OF PRESENTATION

Teen Education Group, Inc. was incorporated on April 16, 2007 in the State of Delaware, primarily engaged in the business of providing a financial literacy and money management educational program for teenagers on a fee for service offered basis.

On November 12, 2010, Teen Education Group, Inc., (“Teen Education”, “We”, “us”, “our” or the “Company”) and its majority shareholder, Mr. Robert L. Wilson, entered into a Share Exchange Agreement with Hongkong Charter International Group Limited, (“Hongkong Limited”), a company incorporated in Hongkong Special Administrative Region of the People’s Republic of China (the “PRC”), and Qun Hu, the majority shareholder of Hongkong Limited.

Hongkong Limited is engaged in automotive parts distribution and automotive maintenance services in the PRC through its wholly-owned subsidiary, Shanghai Vomart Auto Parts Co., Ltd.

Pursuant to the terms of the Exchange Agreement, the Company acquired all of the outstanding shares of Hongkong Limited from the Hongkong Limited Shareholder (the “Hongkong Limited Shares”). In exchange, we issued to the Hongkong Limited Shareholder, their designees or assigns, 2,250,000   shares of the Company’s common stock (the “Exchange Shares”).  The Exchange Shares represent approximately 90% of the issued and outstanding shares of the Company’s common stock on a fully diluted basis as of and immediately after the Closing (the “Share Exchange”). In addition, Hongkong Limited agreed to pay $350,000   in cash to the Company’s majority shareholder, Mr. Wilson.

Pursuant to the terms of the Exchange Agreement, Robert L. Wilson, the majority shareholder of the Company, cancelled a total of 2,000,000 shares of the Company’s common stock, which represents 100% of his security interests in the Company.

Pursuant to the Exchange Agreement, Hongkong Limited became a wholly owned subsidiary of the Company. The sole director of the Company approved the Exchange Agreement and the transactions contemplated under the Exchange Agreement. The directors of Hongkong Limited approved the Exchange Agreement and the transactions contemplated hereunder.

As a further condition of the Share Exchange, on the Closing Date, Robert L. Wilson resigned as the sole director of the Company, effective on such date that is ten (10) calendar days after the Company mails an Information Statement to the Company’s shareholders prepared pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the Exchange Agreement, and further, appointed Qun Hu to the Company’s board of directors (the “Board”). The following persons were appointed as officers of our Company: Mr. Zhoufeng Shen was appointed as the Company’s President and Chief Executive Officer and Ms. Xiaomei Wang was appointed as the Company’s Chief Financial Officer.

TEEN EDUCATION GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma consolidated balance sheet has been presented at June 30, 2010. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 have been presented as if the share exchange had occurred on the beginning of the period.

The acquisition will be accounted for as a reverse merge under the purchase method of accounting since there was a change of control. In accordance with FASB 141R, Hongkong Limited and its subsidiaries are the accounting acquirers. Accordingly, Hongkong Limited and its subsidiaries will be treated as the continuing entity for accounting purposes.

The unaudited pro forma consolidated financial statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto. The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet as of June 30, 2010 and the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 to reflect the acquisition of Hongkong Limited by Teen Education:

a.	To record the spin-off of Teen Education ’ s assets and liabilities prior to the Share Exchange;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the Share Exchange.